UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2023 (October 26, 2023)

CAPSTAR FINANCIAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Tennessee	001-37886	81-1527911
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

1201 Demonbreun Street, Suite 700

Nashville, Tennessee 37203

(Address of Principal Executive Offices) (Zip Code)

(615) 732-6400

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ☒ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ☐ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ☐ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ☐ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

TITLE OF EACH CLASS	TRADING SYMBOL	NAME OF EXCHANGE
Common Stock, $1.00 par value per share	CSTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ☐ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ☐ ]

Item 1.01	Entry into a Material Definitive Agreement.

On October 26, 2023, CapStar Financial Holdings, Inc., a Tennessee corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Old National Bancorp, an Indiana corporation (“ONB”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, the Company will merge with and into ONB (the “Merger”), with ONB surviving as the surviving corporation in the Merger (the “Surviving Corporation”). Immediately following the Merger, or at such later time as ONB may determine, the Company’s wholly-owned subsidiary, CapStar Bank, a state bank chartered under the laws of the State of Tennessee, will merge with and into ONB’s wholly-owned subsidiary, Old National Bank, a national banking association (the “Bank Merger”), with Old National Bank as the surviving bank in the Bank Merger. The Merger Agreement was unanimously approved and adopted by the board of directors of each of the Company and ONB.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, $1.00 par value, of the Company (“Company Common Stock”) outstanding immediately prior to the Effective Time, other than certain shares held by the Company as treasury stock or shares owned by the Company or ONB, will be converted into the right to receive, without interest, (a) 1.155 shares (the “Exchange Ratio”) of common stock, no par value, of ONB (“ONB Common Stock” and such consideration is hereinafter referred to as the “Merger Consideration”) and (b) cash in lieu of fractional shares.

At the Effective Time, (i) each option to purchase shares of Company Common Stock that is outstanding immediately prior to the Effective Time, whether vested or unvested, will, automatically, and without any required action on the part of the holder thereof, be cancelled, with the holder of such option becoming entitled to receive, in full satisfaction of the rights of the holder with respect thereto, the Merger Consideration in respect of each share of Company Common Stock subject to such option, less the applicable exercise price and tax withholding; (ii) each award of a share of Company Common Stock subject to vesting, repurchase or other lapse restriction, whether vested or unvested, that is outstanding as of immediately prior to the Effective Time will be assumed by ONB and converted into a restricted stock award with respect to the number of shares of ONB Common Stock determined based on the Exchange Ratio, other than any such award held by a non-employee director, which will fully vest and be cancelled and converted into the right to receive the Merger Consideration in respect of each share of Company Common Stock underlying such award; (iii) each restricted stock unit award in respect of shares of Company Common Stock (other than any such award subject to performance-based vesting conditions) that is outstanding as of immediately prior to the Effective Time will be assumed by ONB and converted into a restricted stock unit award with respect to the number of shares of ONB Common Stock determined based on the Exchange Ratio; and (iv) each performance-based restricted stock unit award in respect of shares of Company Common Stock that is outstanding as of immediately prior to the Effective Time, pursuant to its terms, will fully vest (with performance goals deemed achieved based on the greater of the target performance level and actual performance as determined by the board of directors of the Company or its compensation committee) and will be cancelled and converted automatically (without any further action on part of the holder thereto) into the right to receive the Merger Consideration in respect of each share of Company Common Stock underlying such award.

The Merger Agreement contains customary representations and warranties from both the Company and ONB, and each party has agreed to customary covenants, including, among others, covenants relating to the conduct of its business during the interim period between the execution of the Merger Agreement and the Effective Time. The Company has agreed to call a meeting of its shareholders to consider a proposal to approve the Merger Agreement and the transactions contemplated thereby (the “Company Shareholder Approval”) and, subject to certain exceptions, for the board of directors of the Company to recommend that its shareholders vote in favor of such approvals. The Company has also agreed to customary non-solicitation obligations relating to alternative acquisition proposals. The Company and ONB have also agreed to use their reasonable best efforts to prepare and file all applications, notices and other documents to obtain all necessary consents and approvals for consummation of the transactions contemplated by the Merger Agreement.

The completion of the Merger is subject to customary conditions, including (1) receipt of the Company Shareholder Approval, (2) the admission for listing on the Nasdaq Stock Exchange of the shares of ONB Common Stock to be issued in the Merger, (3) receipt of required regulatory approvals,

(4) effectiveness of the registration statement on Form S-4 for the ONB Common Stock to be issued in the Merger, and (5) the absence of any order, injunction, decree or other legal restraint preventing or making illegal the completion of the Merger, the Bank Merger or any of the other transactions contemplated by the Merger Agreement. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (1) the accuracy of the representations and warranties of the other party, (2) performance in all material respects by the other party of its obligations under the Merger Agreement, (3) absence of a material adverse effect on the other party and (4) receipt by such party of an opinion from its counsel to the effect that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Additionally, ONB’s obligation to close is subject to the Company’s adjusted tangible shareholder’s equity as of the month-end prior to five business days before the closing date exceeding a specified minimum value.

The Merger Agreement provides certain termination rights for both the Company and ONB and further provides that a termination fee of $11,250,000 will be payable by the Company in the event of a termination of the Merger Agreement under certain limited circumstances following the Company’s receipt of a bona fide acquisition proposal, including in the event that the Company’s board of directors withdraws or adversely modifies its recommendation that its shareholders vote in favor of the Merger Agreement.

The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company or ONB, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company, ONB, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a proxy statement of the Company and a prospectus of ONB, as well as in the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings that each of the Company and ONB makes with the Securities and Exchange Commission (“SEC”).

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 26, 2023, the Company and CapStar Bank entered into an amendment to the Change in Control Continuity Agreement with Timothy K. Schools, President and Chief Executive Officer of the Company and CapStar Bank, pursuant to which he will be eligible for a pay to integrate award of $1,000,000, which will be payable in cash subject to his continued service through the Effective Time. The amendment also provides that, in the event of Mr. Schools’ termination of employment without cause or for good reason within three years following the closing, in addition to certain other severance protections specified in the Change in Control Continuity Agreement, he will be eligible for a cash payment of $1,000,000, which is intended to enable him to obtain medical insurance following his termination of employment. In consideration for the foregoing, Mr. Schools agreed to extend his noncompetition covenant from one year to two years following his termination of employment. The amendment is contingent upon the occurrence of the Effective Time.

Also on October 26, 2023, the Company and CapStar Bank entered into an amendment to the Employment Agreement and the Change in Control Continuity Agreement with Kenneth E. Webb, Interim Executive Vice President, Operations of the Company and CapStar Bank, pursuant to which the severance multiple specified in each such agreement was increased from 1x to 1.5x.

The foregoing description of the amendment to the Change in Control Continuity Agreement with Mr. Schools and the amendment to the Employment Agreement and the Change in Control Continuity Agreement with Mr. Webb does not purport to be complete and each is qualified in its entirety by reference to the full text thereof, which are attached hereto as Exhibit 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 8.01	Other Events.

Concurrently with the execution of the Merger Agreement, each of the Company’s directors and an executive officer entered into a Shareholder Voting Agreement (each, a “Voting Agreement”) with ONB, pursuant to which the directors and such executive officer, in their capacity as shareholders of the Company, have agreed, among other things, to vote their shares of Company Common Stock at the special shareholder meeting in favor of approval of the Merger Agreement and the Merger. The foregoing description of the Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Voting Agreement, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In general, forward-looking statements can be identified through use of words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, and include statements related to the expected timing, completion, financial benefits, and other effects of the proposed Merger. Forward-looking statements are not historical facts and represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial conditions to differ materially from those expressed in or implied by such statements.

Factors that could cause or contribute to such differences include, but are not limited to, (1) expected cost savings, synergies and other financial benefits from the Merger not being realized within the expected time frames and costs or difficulties relating to integration matters being greater than expected, (2) the ability of the Company to obtain the necessary approval by its shareholders, (3) the ability of the Company and ONB to obtain required governmental approvals of the Merger, and (4) the failure of the closing conditions in the definitive merger agreement to be satisfied, or any unexpected delay in closing the Merger. Further information regarding additional factors that could affect the forward-looking statements can be found in the cautionary language included under the headings “Cautionary Note Regarding Forward-Looking Statements” (in the case of the Company), “Forward-Looking Statements” (in the case of ONB) and “Risk Factors” in the Company’s and ONB’s Annual Reports on Form 10-K for the year ended December 31, 2022, and other documents subsequently filed by the Company or ONB with the SEC.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed Merger, ONB will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of the Company and a Prospectus of ONB, as well as other relevant documents concerning the proposed transaction. INVESTORS AND SECURITY HOLDERS, PRIOR TO MAKING ANY INVESTMENT OR VOTING DECISION, ARE URGED TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE (AND ANY OTHER DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT/PROSPECTUS) BECAUSE SUCH

DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC on its website at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC by (i) the Company on its website at https://ir.capstarbank.com/financial-information/sec-filings and (ii) ONB on its website at https://ir.oldnational.com/financials/sec-filings/default.aspx.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

PARTICIPANTS IN THE SOLICITATION

The Company, ONB and certain of their directors and executive officers may be deemed participants in the solicitation of proxies from shareholders of the Company in connection with the proposed Merger. Information regarding the directors and executive officers of the Company and ONB and other persons who may be deemed participants in the solicitation of the shareholders of the Company in connection with the Merger will be included in the proxy statement/prospectus for the Company’s special meeting of shareholders, which will be filed by ONB and the Company with the SEC. Information about the directors and officers of the Company and their ownership of the Company’s common stock can also be found in the Company’s definitive proxy statement in connection with its 2023 annual meeting of shareholders, as filed with the SEC on March 10, 2023, and other documents subsequently filed by the Company with the SEC. Additional information regarding the interests of such participants will be included in the proxy statement/prospectus and other relevant documents regarding the Merger filed with the SEC when they become available.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of October 26, 2023, by and between CapStar Financial Holdings, Inc. and Old National Bancorp

10.1	First Amendment to Change in Control Continuity Agreement, dated as of October 26, 2023, by and among CapStar Financial Holdings, CapStar Bank and Timothy K. Schools

10.2	Letter Agreement Amendment to Employment Agreement and Change in Control Continuity Agreement, dated as of October 26, 2023, by and among CapStar Financial Holdings, CapStar Bank and Kenneth E. Webb

99.1	Form of Shareholder Voting Agreement

Exhibit 104	104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTAR FINANCIAL HOLDINGS, INC.

Dated: October 31, 2023	By:	/s/ Michael J. Fowler
Michael J. Fowler
Chief Financial Officer